Other Assets - Schedule Of Other Noncurrent Assets (Detail) - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Deferred Costs		$ 705,000	$ 883,600
Other deferred financing costs, net	$ 8,727	64	5,068
Security deposits with landlords	244,123	274,822	305,623
Other security deposits	3,142	3,271	16,437
Straight-line revenue receivable	47,554	46,313	34,274
Deferred income tax assets, net		1,377	1,150
Other long-term prepaid expenses and other assets	26,060	31,493	44,698
Total other assets	878,766	1,062,258	1,285,739
Soft Bank Senior Unsecured Notes Warrant [Member]
Deferred Costs	408,210	488,312	568,877
Two Thousand Twenty LC Facility Warrant Issued To SBG [Member]
Deferred Costs	128,839	199,832	284,440
Other Soft Bank Payable To SBG [Member]
Deferred Costs	8,131	11,334	20,000
Other Soft Bank Payable To Third Parties [Member]
Deferred Costs	$ 3,980	$ 5,440	$ 5,172